UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Legg Mason Partners Emerging Markets Equity Fund

SEMI-ANNUAL
REPORT

APRIL 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Emerging Markets Equity Fund

Semi-Annual Report • April 30, 2007

What’s
Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Fund Expenses	2

	Schedule of Investments	4

	Statement of Assets and Liabilities	10

	Statement of Operations	11

	Statements of Changes in Net Assets	12

	Financial Highlights	13

Fund Objective	Notes to Financial Statements	17
The Fund seeks to provide
long-term capital growth.	Additional Shareholder Information	27

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy showed signs of weakening during the six-month reporting period. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. Based on the preliminary estimate from the U.S. Commerce Department, GDP growth was a tepid 0.6% in the first quarter of 2007. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated, “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. After treading water during the first half of 2006, U.S. stocks rallied through the end of the year. 2007 began on a positive note, as the S&P 500 Indexiv hit a six-year high in January. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day performance in 10 years. The repercussions of this decline were widespread, as stock

Legg Mason Partners Emerging Markets Equity Fund	I

markets around the world also declined. After a modest increase in March 2007, U.S. stock prices rallied sharply in April, due to surprisingly strong first quarter corporate profits. All told, the S&P 500 Index returned 8.60% during the six months ended April 30, 2007.

International equities also generated positive results during the reporting period and handily outperformed their U.S. counterparts. During the six-month period ended April 30, 2007, the MSCI EAFE Index[v] returned 15.46%. This was surpassed by the emerging markets, equity markets as the MSCI Emerging Markets Indexvi surged 20.11% over the same period. Similarly to the U.S. equity markets, international equities experienced periods of volatility. However, they rallied throughout much of the period due to positive economic news, solid corporate profits and a very active merger and acquisition environment.

II	Legg Mason Partners Emerging Markets Equity Fund

Performance Review

For the six months ended April 30, 2007, Class A shares of Legg Mason Partners Emerging Markets Equity Fund, excluding sales charges, returned 17.16%. These shares underperformed the Fund’s unmanaged benchmark, the MSCI Emerging Markets Index, which returned 20.11% for the same period. The Lipper Emerging Markets Funds Category Average(1) increased 19.54% over the same time frame.

Performance Snapshot as of April 30, 2007 (excluding sales charges) (unaudited)

Six Months

Emerging Markets Equity Fund — Class A Shares	17.16%
MSCI Emerging Markets Index	20.11%
Lipper Emerging Markets Funds Category Average[1]	19.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 16.53%, Class C shares returned 16.63% and Class I (formerly Class Y) shares returned 17.40% over the six months ended April 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Total Annual Operating Expenses

As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 2.09%, 7.96%, 8.20% and 1.48%, respectively.

Special Shareholder Notice

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Board of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required,

1                    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended April 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 250 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Emerging Markets Equity Fund	III

have obtained shareholder approval. As such, the following changes became effective during the month of April 2007:

• Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents.

• New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

• Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance

IV            Legg Mason Partners Emerging Markets Equity Fund

with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

June 4, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may invest in foreign securities. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

vi

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Legg Mason Partners Emerging Markets Equity Fund	V

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2006 and held for the six months ended April 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	17.16%	$1,000.00	$1,171.60	1.75%	$ 9.42
Class B	16.53	1,000.00	1,165.30	2.75	14.76
Class C	16.63	1,000.00	1,166.30	2.75	14.77
Class I(5)	17.40	1,000.00	1,174.00	1.30	7.01

(1)	For the six months ended April 30, 2007.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(4)

Expenses (net of fee waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

2              Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,016.12	1.75%	$ 8.75
Class B	5.00	1,000.00	1,011.16	2.75	13.71
Class C	5.00	1,000.00	1,011.16	2.75	13.71
Class I(4)	5.00	1,000.00	1,018.35	1.30	6.51

(1)	For the six months ended April 30, 2007.
(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.
(3)

Expenses (net of waiver and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	3

Schedule of Investments (April 30, 2007) (unaudited)

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Shares	Security	Value
COMMON STOCKS — 91.8%
Argentina — 0.8%
11,800	BBVA Banco Frances SA, ADR	$137,824
42,792	Grupo Financiero Galicia SA, ADR*	445,893
	Total Argentina	583,717
Bermuda — 0.0%
48,000	Samling Global Ltd.*	16,877
Brazil — 15.2%
13,600	Aracruz Celulose SA, ADR	747,864
19,394	Banco do Brasil SA	664,348
19,435	Company SA	230,526
100,100	Cyrela Brazil Realty SA	1,049,380
8,400	Empresa Brasileira de Aeronautica SA, ADR	394,044
49,093	Perdigao SA	738,400
36,718	Petroleo Brasileiro SA, ADR	3,275,980
7,401	Rodobens Negocios Imobiliarios SA*	72,451
45,200	Rossi Residencial SA	616,445
19,700	Tam SA, ADR	506,881
96,800	Tecnisa SA	536,454
15,900,000	Tim Participacoes SA	82,560
17,458	Tim Participacoes SA, ADR	629,536
8,400	Usinas Siderurgicas de Minas Gerais SA	467,172
34,100	Votorantim Celulose e Papel SA, ADR	681,318
	Total Brazil	10,693,359
Cayman Islands — 1.4%
92,000	China Mengniu Dairy Co., Ltd.	272,877
177,000	Foxconn International Holdings Ltd.*	526,926
19,000	Golden Eagle Retail Group Ltd.	12,809
8,350	Integra Group Holdings, GDR*	175,267
	Total Cayman Islands	987,879
Chile — 0.5%
67,121,703	CorpBanca SA	364,236
China — 3.8%
241,000	China Coal Energy Co., Class H Shares*	235,704
1,774,000	China Construction Bank, Class H Shares (a)	1,077,018
367,200	China Merchants Bank Co., Ltd., Class H Shares*	897,419
230,000	PetroChina Co., Ltd.	258,228
113,000	Weiqiao Textile Co., Ltd., Class H Shares	201,548
	Total China	2,669,917

See Notes to Financial Statements.

4              Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
Cyprus — 0.4%
35,110	Urals Energy Public Co., Ltd.*	$298,390
Czech Republic — 0.5%
6,200	Komercni Banka AS, GDR	378,200
Egypt — 0.7%
7,500	Orascom Telecom Holding SAE, GDR	502,482
Hong Kong — 4.2%
412,000	AAC Acoustic Technology Holdings Inc.*	384,847
165,000	China Mobile (Hong Kong) Ltd.	1,487,409
330,000	China Resources Enterprise Ltd.	1,097,256
	Total Hong Kong	2,969,512
Hungary — 1.1%
7,832	OTP Bank Nyrt, GDR	793,084
India — 1.1%
10,700	Dr. Reddy’s Laboratories Ltd., ADR	183,077
155,100	Hindalco Industries Ltd.*	551,691
	Total India	734,768
Indonesia — 2.5%
404,500	PT Astra International Tbk	634,853
652,100	PT Bank Central Asia Tbk	377,164
1,029,301	PT Indosat Tbk	761,551
	Total Indonesia	1,773,568
Israel — 1.8%
191,878	Bank Hapoalim Ltd.	1,002,195
72,330	Bank Leumi Le-Israel	273,033
	Total Israel	1,275,228
Malaysia — 1.3%
295,500	Genting Berhad	729,059
47,800	Tenaga Nasional Berhad	158,298
	Total Malaysia	887,357
Mexico — 6.2%
56,000	Banco Compartamos SA de CV*	283,750
380,400	Consorcio ARA SA de CV	622,888
108,000	Controladora Comercial Mexicana SA de CV	279,099
107,100	Corporacion GEO SA de CV, Series B Shares*	588,719
112,400	Corporacion Moctezuma SA de CV	329,028
164,100	Empresas ICA SA de CV*	648,498
178,076	Grupo Financiero Banorte SA de CV, Series O Shares	775,568
110,600	Urbi, Desarrollos Urbanos SA de CV*	462,873
93,400	Wal-Mart de Mexico SA de CV, Series V Shares	367,223
	Total Mexico	4,357,646

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	5

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
Peru — 1.0%
21,700	Cia de Minas Buenaventura SA, ADR	$706,986
Philippines — 0.0%
80,967	PNOC Energy Development Corp.*	9,376
Russia — 8.3%
11,495	AFK Sistema, Registered Shares, GDR	322,154
25,350	Cherepovets MK Severstal, GDR	347,295
36,898	Gazprom, Registered Shares, ADR	1,470,385
5,358	LUKOIL, ADR	419,531
21,980	Magnitogorsk Iron & Steel Works, GDR*	278,047
11,900	Mechel Steel Group OAO, ADR	388,654
2,222	Mining and Metallurgical Co. Norilsk Nickel, ADR	433,290
17,200	Mobile TeleSystems, ADR	947,720
6,565	NovaTek OAO, GDR	336,831
15,962	OAO TMK, GDR	582,613
32,400	Rosneft Oil Co., GDR*	282,852
	Total Russia	5,809,372
South Africa — 7.5%
30,665	Barloworld Ltd.	854,116
24,216	Ellerine Holdings Ltd.	329,622
30,545	JD Group Ltd.	404,107
38,622	Massmart Holdings Ltd.	536,880
47,286	MTN Group Ltd.	692,074
27,679	Sasol Ltd.	952,950
97,527	Standard Bank Group Ltd.	1,528,393
	Total South Africa	5,298,142
South Korea — 14.8%
19,470	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	787,253
4,660	GS Engineering & Construction Corp.	462,311
9,580	Hite Brewery Co., Ltd.	1,350,675
29,982	Hyundai Motor Co.	1,899,440
12,400	Kookmin Bank	1,112,561
3,435	ORION Corp	934,946
3,583	Samsung Electronics Co., Ltd.	2,194,152
12,193	Shinhan Financial Group Co., Ltd.	686,298
9,380	SK Corp.	1,020,217
	Total South Korea	10,447,853
Taiwan — 11.9%
453,000	Advanced Semiconductor Engineering Inc.*	520,424
437,800	AU Optronics Corp.	695,011
24,543	AU Optronics Corp., ADR	390,479
54,940	Catcher Technology Co., Ltd.	418,417
555,682	Cathay Financial Holding Co., Ltd.	1,124,897

See Notes to Financial Statements.

6              Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
Taiwan — 11.9% (continued)
682,830	Chinatrust Financial Holding Co., Ltd.	$535,766
245,710	Formosa Chemicals & Fibre Corp.	455,116
227,637	Formosa Plastics Corp.	433,918
213,749	Hon Hai Precision Industry Co., Ltd.	1,408,486
60,000	Powertech Technology Inc.	223,221
316,000	Siliconware Precision Industries Co.	600,309
564,917	Taiwan Semiconductor Manufacturing Co., Ltd.	1,153,174
398,000	Uni-President Enterprises Corp.	390,599
	Total Taiwan	8,349,817
Thailand — 4.5%
1,937,100	Asian Property Development Public Co., Ltd.	261,808
17,500	Bangkok Bank Public Co., Ltd.	56,479
131,600	Bangkok Bank Public Co., Ltd., NVDR	414,194
1,310,100	Italian-Thai Development Public Co., Ltd.*	194,019
267,000	Kasikornbank Public Co., Ltd.	541,490
86,600	Kasikornbank Public Co., Ltd., NVDR	167,447
1,036,700	Krung Thai Bank Public Co., Ltd.	323,278
1,913,000	Land & Houses Public Co., Ltd., NVDR	379,124
429,882	LPN Development PCL	75,198
52,200	PTT Public Co., Ltd.	330,237
1,029,000	Thai Beverage Public Co., Ltd.	182,028
124,697	Thai Oil Public Co., Ltd.	234,871
	Total Thailand	3,160,173
Turkey — 0.6%
61,011	Arcelik AS	449,847
United Kingdom — 1.1%
14,245	Anglo American PLC	757,417
United States — 0.6%
159,970	JPMorgan International Derivatives Ltd.	446,316
	TOTAL COMMON STOCKS (Cost — $50,945,911)	64,721,519

PREFERRED STOCKS — 1.4%
Brazil — 1.4%
14,832	Tam SA	379,742
43,100	Universo Online SA*	219,552
8,100	Usinas Siderurgicas de Minas Gerais SA, Class A Shares	384,708
	TOTAL PREFERRED STOCKS (Cost — $740,583)	984,002

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	7

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Shares	Security	Value
EQUITY LINKED NOTES (b) — 1.7%
Jersey — 0.3%
61,081	JPMorgan International Derivatives Ltd., 0.000% due 2/18/11	$168,584
United Kingdom — 1.4%
4,534	Eln Bharti Televe, 0.000% due 10/31/07 (c)	89,408
80,378	UBS Saytam Computer Services Ltd., 0.000% due 6/19/07 (c)	923,430
	Total United Kingdom	1,012,838
	TOTAL EQUITY LINKED NOTES (Cost — $854,627)	1,181,422

Warrants
WARRANTS (a) — 1.4%
7,000	Bharti Airtel Ltd., Expires 3/17/11 *	138,488
37,778	Morgan Stanley Asia Prods Ltd., Expires 1/18/10 *	836,363
	TOTAL WARRANTS (Cost — $739,525)	974,851
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $53,280,646)	67,861,794

Face Amount
SHORT-TERM INVESTMENT — 3.2%
Repurchase Agreement — 3.2%
$2,289,000	State Street Bank & Trust Co., dated 4/30/07, 4.670% due 5/1/07; Proceeds at maturity — $2,289,297; (Fully collateralized by U.S. Treasury Bonds, 7.25% due 8/15/22; Market value — $2,335,899) (Cost — $2,289,000)	2,289,000
	TOTAL INVESTMENTS — 99.5% (Cost — $55,569,646#)	70,150,794
	Other Assets in Excess of Liabilities — 0.5%	356,773
	TOTAL NET ASSETS — 100.0%	$70,507,567

*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Equity-linked security whereby the coupon, dividend and or redemption amount is linked to the price of an underlying equity security (See Note 1).
(c)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ADR	- American Depositary Receipt
	GDR	- Global Depositary Receipt
	NVDR	- Non-Voting Depositary Receipt

See Notes to Financial Statements.

8              Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Schedule of Investments (April 30, 2007) (unaudited) (continued)

Summary of Investments by Sector† (unaudited)

Financials	23.0%
Energy	13.2
Consumer Discretionary	13.0
Information Technology	12.4
Materials	9.9
Industrials	8.4
Telecommunication Services	7.3
Consumer Staples	5.9
Equity Linked Notes	1.7
Warrants	1.4
Health Care	0.3
Utilities	0.2
Short-Term Investment	3.3
100.0%

†                    As a percentage of total investments. Please note that Fund holdings are as of April 30, 2007 and subject to change.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	9

Statement of Assets and Liabilities (April 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $55,569,646)	$70,150,794
Foreign currency, at value (Cost — $92,874)	92,906
Cash	285
Receivable for securities sold	995,150
Receivable for Fund shares sold	255,798
Dividends and interest receivable	138,854
Prepaid expenses	8,277
Total Assets	71,642,064
LIABILITIES:
Payable for securities purchased	995,700
Investment management fee payable	48,430
Deferred foreign capital gains	28,501
Distribution fees payable	7,579
Trustees’ fees payable	910
Accrued expenses	53,377
Total Liabilities	1,134,497
Total Net Assets	$70,507,567
NET ASSETS:
Par value (Note 6)	$38
Paid-in capital in excess of par value	52,180,255
Undistributed net investment income	158,711
Accumulated net realized gain on investments and foreign currency transactions	3,615,281	(1)
Net unrealized appreciation on investments and foreign currencies	14,553,282	(2)
Total Net Assets	$70,507,567
Shares Outstanding:
Class A	1,736,149
Class B	42,967
Class C	29,608
Class I(3)	1,959,554
Net Asset Value:
Class A (and redemption price)	$18.77
Class B(4)	$15.76
Class C(4)	$15.61
Class I(3) (and redemption price)	$18.77
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%)(5)	$19.91

(1)	Net of foreign capital gains tax of $4,575.
(2)	Net of deferred foreign capital gains tax of $28,501.
(3)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(4)	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).
(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006 (See Note 2).

See Notes to Financial Statements.

10	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Statement of Operations (For the six months ended April 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$719,306
Interest	61,269
Less: Foreign taxes withheld	(68,087)
Total Investment Income	712,488
EXPENSES:
Investment management fee (Note 2)	269,933
Custody fees	61,190
Registration fees	44,678
Distribution fees (Notes 2 and 4)	39,983
Shareholder reports (Note 4)	34,584
Audit and tax	15,685
Legal fees	10,233
Trustees’ fees (Note 10)	3,163
Transfer agent fees (Note 4)	2,350
Restructuring and reorganization fees (Note 10)	1,837
Miscellaneous expenses	6,105
Total Expenses	489,741
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(4,083)
Net Expenses	485,658
Net Investment Income	226,830
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	3,715,513 (1)
Foreign currency transactions	(14,555)
Net Realized Gain	3,700,958
Change in Net Unrealized Appreciation/Depreciation From:
Investments	5,893,312 (2)
Foreign currencies	(955)
Change in Net Unrealized Appreciation/Depreciation	5,892,357
Net Gain on Investments and Foreign Currency Transactions	9,593,315
Increase in Net Assets From Operations	$9,820,145

(1)	Net of foreign capital gains tax of $4,575.
(2)	Net of change in deferred foreign capital gains tax of $3,794.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	11

Statements of Changes in Net Assets

For the six months ended April 30, 2007 (unaudited)
and the year ended October 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$226,830	$256,636
Net realized gain	3,700,958	3,308,148
Change in net unrealized appreciation/depreciation	5,892,357	6,762,998
Increase in Net Assets From Operations	9,820,145	10,327,782
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(250,002)	(150,000)
Net realized gains	(3,419,575)	(1,059,620)
Decrease in Net Assets From Distributions to Shareholders	(3,669,577)	(1,209,620)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	15,471,039	27,351,159
Reinvestment of distributions	3,663,221	1,209,390
Cost of shares repurchased	(8,883,653)	(8,638,934)
Increase in Net Assets From Fund Share Transactions	10,250,607	19,921,615
Increase in Net Assets	16,401,175	29,039,777
NET ASSETS:
Beginning of period	54,106,392	25,066,615
End of period*	$70,507,567	$54,106,392

* Includes undistributed net investment income of:	$158,711	$181,883

See Notes to Financial Statements.

12	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class A Shares(1)	2007(2)		2006	2005(3)
Net Asset Value, Beginning of Period	$17.00		$13.11	$11.40
Income From Operations:
Net investment income	0.04		0.05	0.07
Net realized and unrealized gain	2.79		4.41	1.64
Total Income From Operations	2.83		4.46	1.71
Less Distributions From:
Net investment income	(0.03)		(0.03)	—
Net realized gains	(1.03)		(0.54)	—
Total Distributions	(1.06)		(0.57)	—
Net Asset Value, End of Period	$18.77		$17.00	$13.11
Total Return(4)	17.16%		35.09%	15.00%
Net Assets, End of Period (000s)	$32,585		$25,590	$13,074
Ratios to Average Net Assets:
Gross expenses	1.76	%(5)(6)	2.10%	3.77	%(5)
Net expenses(7)(8)	1.76	(5)(6)	2.00	2.00	(5)
Net investment income	0.49	(5)	0.31	0.66	(5)
Portfolio Turnover Rate	29%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2007 (unaudited).
(3)	For the period January 5, 2005 (inception date) to October 31, 2005.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.75% (Note 10).

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 2.00%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	13

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class B Shares(1)	2007(2)		2006	2005(3)
Net Asset Value, Beginning of Period	$14.48		$11.30	$11.40
Income (Loss) From Operations:
Net investment loss	(0.03)		(0.04)	(0.02)
Net realized and unrealized gain (loss)	2.34		3.76	(0.08)
Total Income (Loss) From Operations	2.31		3.72	(0.10)
Less Distributions From:
Net realized gains	(1.03)		(0.54)	—
Total Distributions	(1.03)		(0.54)	—
Net Asset Value, End of Period	$15.76		$14.48	$11.30
Total Return(4)	16.53%		34.08%	(0.88)%
Net Assets, End of Period (000s)	$677		$168	$27
Ratios to Average Net Assets:
Gross expenses	3.79%	(5)(6)	7.97%	4.52	%(5)
Net expenses(7)(8)	2.75	(5)(6)	2.75	2.75	(5)
Net investment loss	(0.47	)(5)	(0.31)	(0.93)	(5)
Portfolio Turnover Rate	29%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2007 (unaudited).
(3)	For the period August 11, 2005 (inception date) to October 31, 2005.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 3.78% and 2.75%, respectively (Note 10).

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.75%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class C Shares(1)	2007(2)		2006		2005(3)
Net Asset Value, Beginning of Period	$14.34		$11.20		$11.40
Income (Loss) From Operations:
Net investment loss	(0.03)		(0.09)		(0.02)
Net realized and unrealized gain (loss)	2.33		3.77		(0.18)
Total Income (Loss) From Operations	2.30		3.68		(0.20)
Less Distributions From:
Net realized gains	(1.03)		(0.54)		—
Total Distributions	(1.03)		(0.54)		—
Net Asset Value, End of Period	$15.61		$14.34		$11.20
Total Return(4)	16.63%		34.03%		(1.75)%
Net Assets, End of Period (000s)	$462		$124		$64
Ratios to Average Net Assets:
Gross expenses	3.24	%(5)(6)	8.27	%(6)	4.53	%(5)
Net expenses(7)(8)	2.75	(5)(6)	2.76	(6)	2.75	(5)
Net investment loss	(0.47	)(5)	(0.71)		(1.37	)(5)
Portfolio Turnover Rate	29%		63%		66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended April 30, 2007 (unaudited).
(3)	For the period September 7, 2005 (inception date) to October 31, 2005.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 3.23% and 2.75%, respectively (Note 10).

(7)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.75%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	15

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Class I Shares(1)(2)	2007(3)		2006	2005(4)
Net Asset Value, Beginning of Period	$17.04		$13.14	$11.40
Income From Operations:
Net investment income	0.08		0.15	0.14
Net realized and unrealized gain	2.79		4.41	1.60
Total Income From Operations	2.87		4.56	1.74
Less Distributions From:
Net investment income	(0.11)		(0.12)	—
Net realized gains	(1.03)		(0.54)	—
Total Distributions	(1.14)		(0.66)	—
Net Asset Value, End of Period	$18.77		$17.04	$13.14
Total Return(5)	17.40%		35.97%	15.26%
Net Assets, End of Period (000s)	$36,784		$28,224	$11,902
Ratios to Average Net Assets:
Gross expenses	1.31	%(6)(7)	1.49%	2.73	%(6)
Net expenses(8)(9)	1.31	(6)(7)	1.35	1.35	(6)
Net investment income	0.93	(6)	1.00	1.39	(6)
Portfolio Turnover Rate	29%		63%	66%

(1)	Per share amounts have been calculated using the average shares method.
(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.
(3)	For the six months ended April 30, 2007 (unaudited).
(4)	For the period January 3, 2005 (inception date) to October 31, 2005.
(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.30% (Note 10).

(8)	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.35%.
(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

16	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Legg Mason Partners Emerging Markets Equity Fund (the “Fund”) is a separate series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 13, 2007, the Fund was a separate diversified investment fund of CitiFunds Trust I, a Massachusetts business trust, registered under the 1940 Act.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Equity Linked Notes. Equity-linked notes, or ELNs, are debt securities that pay interest based upon the performance of one or more equity securities, such as a stock index, a group of stocks or a single stock. ELNs offer investors the opportunity to participate in the appreciation of the underlying equity securities, often subject to a cap on the interest payable. ELNs are typically considered more conservative investments than investments in the equity securities to which they are linked, as ELNs generally provide for the repayment at maturity of the principal amount invested, plus interest (if any). However, in addition to the credit and market risks applicable to debt securities, ELNs are subject

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	17

Notes to Financial Statements (unaudited) (continued)

to the risk that an investor will receive less than the prevailing rate of interest if the value of the relevant equity securities decline or fail to increase sufficiently.

(d) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

18	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indian and Thailand securities held by the Fund are subject to capital gains tax in those countries. As of April 30, 2007, there were $28,501 of deferred capital gains tax liabilities accrued on realized gains.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (“LMIE”) is the Fund’s subadviser. LMPFA and LMIE are wholly-owned subsidiaries of Legg Mason Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays LMIE 70% of the net management fee that it receives from the Fund.

During the six months ended April 30, 2007, the Fund’s Class A, B, C and I shares had voluntary expense limitations in place of 2.00%, 2.75%, 2.75% and 1.35%, respectively.

During the six months ended April 30, 2007, LMPFA waived a portion of their investment management fee in the amount of $3,043. In addition, for the six months ended April 30, 2007, the Fund was reimbursed for expenses amounting to $1,040.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2007, LMIS and its affiliates received sales charges of approximately $2,000 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

Class B
CDSCs	$0*

*  Amount represents less than $1,000

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

On July 10, 2006, a retirement plan applicable to the Fund was amended by the Board then overseeing the Fund (the “Previous Board”) to provide for the payment of certain benefits (in lieu of any other retirement payments under any previous plans) to Trustees who had not elected to retire as of April 2007. Trustees electing to receive benefits under the amended plan waived all rights to receive payments to which they were previously entitled under the plan. Each fund overseen by the Previous Board (including the Fund) paid its pro rata share (based upon asset size) of such benefits to the Trustees comprising the Previous Board. Legg Mason or its affiliates agreed to reimburse the funds an amount equal to 50% of these benefits. The Fund’s allocable share of benefits under this amendment was $626. Generally, benefits under the retirement plan are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. Two former Trustees are currently receiving payments under the retirement plan.

3.  Investments

During the six months ended April 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 23,107,492
Sales	17,972,547

20	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At April 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 15,424,582
Gross unrealized depreciation	(843,434)
Net unrealized appreciation	$ 14,581,148

4.  Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$36,214	$1,741	$28,442
Class B	2,233	433	2,860
Class C	1,536	87	1,334
Class I*	—	89	1,948
Total	$39,983	$2,350	$34,584

*  As of November 20, 2006, Class Y shares were renamed as Class I shares.

5.  Distributions to Shareholders by Class

Six Months Ended April 30, 2007
Net Investment Income
Class A	$44,162
Class I*	205,840
Total	$250,002
Net Realized Gains
Class A	$1,559,906
Class B	16,585
Class C	12,416
Class I*	1,830,668
Total	$3,419,575

*  As of November 20, 2006, Class Y shares were renamed as Class I shares.

6.  Shares of Beneficial Interest

At April 30, 2007, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple class of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended		Year Ended
	April 30, 2007		October 31, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	291,032	$5,212,749	592,771	$9,312,494
Shares issued on reinvestment	92,643	1,603,443	42,081	579,034
Shares repurchased	(152,450)	(2,738,294)	(126,941)	(1,945,461)
Net Increase	231,225	$4,077,898	507,911	$7,946,067

Class B
Shares sold	36,954	$554,083	12,773	$169,544
Shares issued on reinvestment	1,116	16,234	241	2,828
Shares repurchased	(6,694)	(98,178)	(3,838)	(50,160)
Net Increase	31,376	$472,139	9,176	$122,212

Class C
Shares sold	21,719	$321,303	11,094	$150,414
Shares issued on reinvestment	489	7,036	82	956
Shares repurchased	(1,267)	(18,395)	(8,251)	(103,338)
Net Increase	20,941	$309,944	2,925	$48,032

Class I*
Shares sold	526,024	$9,382,904	1,139,421	$17,718,707
Shares issued on reinvestment	117,243	2,036,508	45,279	626,572
Shares repurchased	(339,603)	(6,028,786)	(434,334)	(6,539,975)
Net Increase	303,664	$5,390,626	750,366	$11,805,304

*  As of November 20, 2006, Class Y shares were renamed as Class I shares.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), the then-investment adviser or manager to the Fund, and CGM, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated

22	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under its respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended

24	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.  Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason pays for a portion of the costs related to these initiatives. The portion of the costs that are borne by the Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

11.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present,

Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

26	Legg Mason Partners Emerging Markets Equity Fund 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On January 12, 2007, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Trustees. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Election of Trustees (2) Agreement and Plan of Reorganization and (3) Revise Fundamental Investment Policies.

1.  Election of Trustees

Nominees	Votes For	Authority Withheld	Abstentions
Paul R. Ades	1,454,305.697	133,974.083	0.000
Andrew L. Breech	1,454,305.697	133,974.083	0.000
Dwight B. Crane	1,454,305.697	133,974.083	0.000
Robert M. Frayn, Jr.	1,454,305.697	133,974.083	0.000
Frank G. Hubbard	1,454,305.697	133,974.083	0.000
Howard J. Johnson	1,454,305.697	133,974.083	0.000
David E. Maryatt	1,452,880.697	135,399.083	0.000
Jerome H. Miller	1,452,732.697	135,547.083	0.000
Ken Miller	1,454,305.697	133,974.083	0.000
John J. Murphy	1,454,305.697	133,974.083	0.000
Thomas F. Schlafly	1,454,225.697	134,054.083	0.000
Jerry A. Viscione	1,452,880.697	135,399.083	0.000
R. Jay Gerken, CFA	1,454,098.457	134,181.323	0.000

2.  Agreement and Plan of Reorganization

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Reorganize as Corresponding Series of an Existing Trust	1,428,875.719	18,600.645	140,504.416	299.000

3.  Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Non-Votes
Borrowing Money	1,425,378.719	19,592.645	143,009.416	299.000
Underwriting	1,423,384.719	17,022.645	147,573.416	299.000
Lending	1,424,222.719	20,636.645	143,121.416	299.000
Issuing Senior Securities	1,427,306.719	18,249.645	142,424.416	299.000
Real Estate	1,426,547.719	15,435.645	145,997.416	299.000
Commodities	1,426,354.719	19,444.645	142,181.416	299.000
Concentration	1,430,036.719	16,896.645	141,047.416	299.000

Legg Mason Partners Emerging Markets Equity Fund 2007	27

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Legg Mason Partners
Emerging Markets Equity Fund

TRUSTEES	INVESTMENT MANAGER
Paul R. Ades
Andrew L. Breech	Legg Mason Partners Fund
Dwight B. Crane	Advisor, LLC
Robert M. Frayn, Jr.
R. Jay Gerken, CFA	SUBADVISER
Chairman
Legg Mason International
Frank G. Hubbard	Equities Limited
Howard J. Johnson
David E. Maryatt	DISTRIBUTORS
Jerome H. Miller
Ken Miller	Citigroup Global Markets Inc.
John J. Murphy	Legg Mason Investor Services, LLC
Thomas F. Schlafly
Jerry A. Viscione	CUSTODIAN

State Street Bank
& Trust Company

TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough,
Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Emerging Markets Equity Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor
Services, LLC
Member NASD, SIPC

FD03192 6/07                                                                 SR07-355

Legg Mason Partners
Emerging Markets Equity Fund

The Fund is a separate investment fund of the Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS EMERGING MARKETS EQUITY FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.	Principal Accountant Fees and Services

Not Applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESMTNET COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.

EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	July 6, 2007